November 8, 2019

CM Advisors Small Cap Value Fund

(CMOVX)

A series of CM Advisors Family of Funds

Supplement to Prospectus dated June 28, 2019

This supplement updates certain information in the Prospectus (the “Prospectus”) dated June 28, 2019, for the CM Advisors Small Cap Value Fund (the “Fund”), a series of the CM Advisors Family of Funds, to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus or the Fund’s Statement of Additional Information (the “SAI”) free of charge, please contact the Fund at 1-888-859-5856. You may also obtain a copy of the Prospectus or the SAI free of charge on the Fund’s website at www.cmadvisorsfunds.com or by writing the Fund at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746.

The sub-sections in the Prospectus titled “Annual Fund Operating Expenses” and “Example,” which begin on page 3 under section “Fund Summary - Fees and Expenses of the Fund,” are replaced in their entirety by the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.85%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.35%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1,2]	1.22%

[1]	Management Fees and Total Annual Fund Operating Expenses reflect a contractual reduction in the Management Fees due to the Advisor from 1.00% to 0.85% of the Small Cap Value Fund’s average daily net assets, effective March 1, 2019.
[2]	“Total Annual Fund Operating Expenses” will not correlate to the ratios of expenses to average net assets in the Small Cap Value Fund’s Financial Highlights, which reflect the operating expenses of the Small Cap Value Fund and do not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Small Cap Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Small Cap Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$124	$387	$670	$1,477

Investors Should Retain This Supplement for Future Reference